Federated Fund for
U.S. Government Securities II

A Portfolio of Federated Insurance Series

Summary PROSPECTUS

April 30, 2010

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus. Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

A mutual fund seeking to provide current income by investing primarily in a diversified portfolio of U.S. government and government agency securities and mortgage-backed securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

Note: The Table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.00%
Fee Waivers and/or Expense Reimbursements[1]	0.20%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.80%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.80% (the “Fee Limit”) through the later of (the “Termination Date”): (a) April 30, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund	$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS, PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund's overall strategy is to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities (including mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities), investment-grade, non-governmental, mortgage-backed securities and related derivative contracts. The Fund may also attempt to increase its income by engaging in dollar-roll transactions. The Fund buys and sells portfolio securities based primarily on its market outlook and analysis of how securities may perform under different market conditions. The Fund evaluates its investment strategy by comparing the performance and composition of the Fund's portfolio to the performance and composition of a blended index comprised of an index composed of notes and bonds issued by the U.S. government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities.

The Fund may invest in derivative contracts (such as futures, options and swaps) and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund's Prospectus.

The Fund intends to invest in government securities that are issued or guaranteed by a federal agency or instrumentality acting under federal authority. These include government securities that are not backed by the full faith and credit of the U.S. government. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States. Other government securities receive support through federal subsidies, loans and other benefits. A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Credit Risks. It is possible that non-governmental, mortgage-backed securities in which the Fund invests will fail to pay interest or principal when due, which would result in the Fund losing money.
  Liquidity Risks. The non-governmental, mortgage-backed securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Risks Associated with Complex Collateralized Mortgage Obligations (CMOs). CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities.
  Risks Associated with Investing in Commercial Mortgage Backed Securities (CMBS). The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore the value of these securities may change based upon actual or perceived changes in the value of commercial real estate. CMBS may also expose the Fund to interest rate, liquidity and credit risk.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund's Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 4.46% (quarter ended September 30, 2001). Its lowest quarterly return was (1.84)% (quarter ended June 30, 2004).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Shares.

(For the Period Ended December 31, 2009)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	5.21%	4.38%	5.46%
Barclays Capital Mortgage-Backed Securities Index[1](reflects no deduction for fees, expenses or taxes)	5.75%	5.80%	6.47%
Barclays CapitalGovernment Index[2](reflects no deduction for fees, expenses or taxes)	(2.20)%	4.87%	6.17%
Blended Index[3](reflects no deduction for fees, expenses or taxes)	3.13%	5.49%	6.37%
1	The Barclays Capital Mortgage-Backed Securities Index is an unmanaged index comprised of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC including GNMA Graduated Payment Mortgages.
2	The Barclays Capital Government Index is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. Indexes are unmanaged and investments cannot be made in an index.
3	The Blended Index is a custom blended index comprised of 67% of the return of the Barclays Capital Mortgage-Backed Securities Index and 33% of the return of the Barclays Capital Government Index.

Fund Management

The Fund's Investment Adviser is Federated Investment Management Company.

Todd A. Abraham, Portfolio Manager, has been the Fund's Portfolio Manager since inception.

PURCHASE AND SALE OF FUND SHARES

Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

Shares of the Fund can be purchased or redeemed by participating insurance companies on any day the New York Stock Exchange (NYSE) is open.

Tax Information

The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through variable annuity contracts or variable life insurance contracts, such distribution will be exempt from current taxation if left to accumulate within the variable contract. You should ask your own tax advisor for more information on your own tax situation, including possible state or local taxes.

Payments to Insurance companies or qualifying dealers

Fund Shares are generally available only through participating insurance companies offering variable annuity contracts and variable life insurance policies. Life insurance policies and variable annuities are generally purchased through a broker-dealer or other financial intermediary. The Fund and/or its related companies may make payments to the participating insurance companies for services; some of the payments may go to broker-dealers and other intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the participating insurance companies' decision to include the Fund as an underlying investment option in a variable contract. Ask your salesperson or visit your financial intermediary's Web site for more information.

Federated Fund for
U.S. Government Securities II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-8042

Cusip 313916207

Q450253 (4/10)

Federated is a registered mark of Federated Investors, Inc.
2010 Federated Investors, Inc.